UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     June 21, 2022

Citigroup Commercial Mortgage Trust 2022-GC48

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001924870)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

Goldman Sachs Mortgage Company

(Central Index Key number 0001541502)

Starwood Mortgage Capital LLC

(Central Index Key number: 0001548405)

Bank of Montreal

(Central Index Key number: 0000927971)

(Exact name of sponsors as specified in their charters)

Delaware	333-262701-02	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

388 Greenwich Street
New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 816-5343

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On June 21, 2022 (the “Closing Date”), Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2022 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Greystone Servicing Company LLC and Rialto Capital Advisors, LLC, each as a special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, of the Citigroup Commercial Mortgage Trust 2022-GC48, Commercial Mortgage Pass-Through Certificates, Series 2022-GC48 (the “Certificates”) and the Uncertificated VRR Interest. The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-4, Class A-5, Class A-SB, Class X-A, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class X-D, Class X-F, Class X-G, Class X-H, Class D, Class E, Class F, Class G, Class H and Class R Certificates (collectively, the “Private Certificates”), (iii) the Class YL-A, Class YL-B, Class YL-C, Class YL-D and Class YLRR Certificates (collectively, the “Loan-Specific Certificates”), (iv) the Class S Certificates and (v) the Class VRR Certificates.

All of the Public Certificates, having an aggregate initial principal amount of $524,152,000, were sold to Citigroup Global Markets Inc. (“CGMI”), Goldman Sachs & Co. LLC (“GS&Co.”), BMO Capital Markets Corp. (“BMO Capital”), Academy Securities, Inc. (“Academy”) and Siebert Williams Shank & Co., LLC (“Siebert Williams” and, together with CGMI, GS&Co., BMO Capital and Academy, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of June 6, 2022 (the “Underwriting Agreement”), between the Depositor and the Underwriters. CGMI, GS&Co. and BMO Capital are acting as co-lead managers in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated June 1, 2022, and by the Prospectus, dated June 6, 2022 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. The Underwriting Agreement is attached hereto as Exhibit 1. In connection with the issuance, and sale to the Underwriters, of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibit 5.

All of the Private Certificates, having an aggregate initial principal amount of $77,458,280 were sold to CGMI, GS&Co., BMO Capital, Siebert Williams and Academy (together with CGMI, GS&Co., BMO Capital and Siebert Williams, in such capacity, the “Pooled Initial Purchasers”), pursuant to a Purchase Agreement, dated as of June 6, 2022, between the Depositor and the Pooled Initial Purchasers. All of the Loan-Specific Certificates, having an aggregate initial principal amount of $221,500,000, were sold to BMO Capital and CGMI (together with BMO Capital in such capacity, the “Loan-Specific Initial Purchasers”; and collectively with the Pooled Initial Purchasers, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of June 6, 2022, between the Depositor and the Loan-Specific Initial Purchasers. All of The Private Certificates, the Loan-Specific Certificates and the Class S Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

The Certificates and the Uncertificated VRR Interest represent, in the aggregate, the entire beneficial ownership in Citigroup Commercial Mortgage Trust 2022-GC48 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of (i) 32 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on various types of commercial, multifamily and manufactured housing community properties and (ii) one subordinate trust companion loan (the “Trust Subordinate Companion Loan”) which will generally be the sole source of payment on the Loan-Specific Certificates. The Mortgage Loans (and the Trust Subordinate Companion Loan, in the case of BMO and CREFI) were acquired by the Depositor from (i) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement, dated as of June 1, 2022 (the “CREFI Mortgage Loan Purchase Agreement”), between the Depositor and CREFI, (ii) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of June 1, 2022 (the “GSMC Mortgage Loan Purchase Agreement”), between the Depositor and GSMC, (iii) Starwood Mortgage Capital LLC (“SMC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of June 1, 2022 (the “SMC Mortgage Loan Purchase Agreement”), between the Depositor and SMC, and (iv) Bank of Montreal (“BMO”) pursuant to a Mortgage Loan Purchase Agreement, dated as of June 1, 2022 (the “BMO Mortgage Loan Purchase Agreement” and, together with the CREFI Mortgage Loan Purchase Agreement, the GSMC Mortgage Loan Purchase Agreement and the SMC Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and BMO. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively.

The assets of the Issuing Entity include several Mortgage Loans which are part of a Loan Combination as described in the Prospectus. Each Loan Combination is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Loan Combination, the terms of which are described under “Description of the Mortgage Pool—The Loan Combinations” in the Prospectus. Each Co-Lender Agreement is attached as an exhibit hereto, as identified in the following table. Moreover, certain of such Loan Combinations will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, an “Outside Servicing Agreement”). Each such Outside Servicing Agreement is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the applicable Loan Combinations under such Outside Servicing Agreement, see “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

Name of Mortgaged Property or Portfolio of Mortgaged Properties Securing Subject Loan Combination (as identified on the Mortgage Loan Schedule to the Pooling and Servicing Agreement)	Exhibit Number of Related Co-Lender Agreement	Exhibit Number of Related Outside Servicing Agreement (if any)
Yorkshire & Lexington Towers	4.7
79 Fifth Avenue	4.8
2550 M Street	4.9	4.2
Bell Works	4.10	4.2
One Wilshire	4.11	4.3
ExchangeRight Net Leased Portfolio #55	4.12	4.2
Stockton Self Storage Portfolio	4.13
360 Rosemary	4.14	4.4
111 River Street	4.15	4.4
2 Riverfront Plaza	4.16	4.5

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans and the Trust Subordinate Companion Loan by the Depositor from CREFI, GSMC, SMC and BMO.  The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $4,416,707, were approximately $620,505,972.  Of the expenses paid by the Depositor, approximately $318,589 were paid directly to affiliates of the Depositor, $50,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $4,047,859 were other expenses.  All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses.  No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated June 6, 2022. The related registration statement (file no. 333-262701) was originally declared effective on April 22, 2022. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

CREFI, in its capacity as “retaining sponsor”, is satisfying a portion of its credit risk retention obligation under Regulation RR (12 C.F.R. Part 43) promulgated under Section 15G of the Securities Exchange Act of 1934, as amended (“Regulation RR”) in connection with the securitization transaction constituted by the issuance of the Public Certificates, the Private Certificates (other than the Class R Certificates), the Class S Certificates and the Class VRR Certificates (collectively, the “Pooled Certificates”) and the Uncertificated VRR Interest by the acquisition from the Depositor, on the Closing Date in transactions exempt from registration under the Act pursuant to Section 4(a)(2) of the Act, of portions of a “single vertical security” (as defined in Regulation RR) that is an “eligible vertical interest” (as defined in Regulation RR) in the Issuing Entity, with an aggregate initial principal balance of approximately $31,663,699 as of the Closing Date, consisting of (i) the Uncertificated VRR Interest retained by Goldman Sachs Bank USA (“GS Bank”) (or a “majority-owned affiliate” as defined in Regulation RR (“MOA”) of GS Bank) as described below and (ii) the Class VRR Certificates acquired by CREFI as described below (collectively, the “Combined VRR Interest”). The Combined VRR Interest represents approximately 5.0% of the sum of the initial certificate balance of all of the Pooled Certificates and the initial principal balance of the Uncertificated VRR Interest as of the Closing Date. The Combined VRR Interest will entitle each holder thereof to a specified percentage of the amounts paid on each other class of ABS interests in the Issuing Entity that is a Class of Pooled Certificates. On the Closing Date, pursuant to the GSMC Mortgage Loan Purchase Agreement, GS Bank, an “originator” (within the meaning of Regulation RR) of Mortgage Loans and/or portions thereof representing approximately 23.0% of the aggregate Cut-off Date Balance of all the Mortgage Loans, acquired from the Depositor, in a transaction exempt from registration under the Act pursuant to Section 4(a)(2) of the Act, $7,271,100 of the Combined VRR Interest in the form of the Uncertificated VRR Interest, in exchange for a reduction in the price that GS Bank received for its sale (through GSMC) to the Depositor of the Mortgage Loans and/or portions thereof that it transferred (through GSMC) to the Depositor. On the Closing Date, pursuant to the CREFI Mortgage Loan Purchase Agreement, CREFI received, in a transaction exempt from registration under the Act pursuant to Section 4(a)(2) of the Act, as partial consideration for the Mortgage Loans and/or portions thereof that CREFI transferred to the Depositor, $24,392,599 of the Combined VRR Interest in the form of Class VRR Certificates.

Bank of Montreal, as the retaining sponsor solely with respect to the Loan Specific Certificates (the “Loan-Specific Retaining Sponsor) has agreed to act as the “retaining sponsor” (as such term is defined in Regulation RR, for purposes of compliance with Regulation RR with respect to the securitization constituted by the issuance of the Loan-Specific Certificates. The Loan-Specific Retaining Sponsor is expected to satisfy its risk retention requirements under Regulation RR with respect to such securitization by a retaining third party purchaser, which will be FS CREIT Investments HRR, LLC. (the “Retaining Third Party Purchaser”) (or its majority-owned affiliate as defined under Regulation RR), purchasing, on the Closing Date, and holding for its own account an “eligible horizontal residual interest” (as defined in Regulation RR) which will consist of the Class YLRR Certificates (also referred to herein as the “360 Rosemary Loan-Specific HRR Certificates”), with an initial Certificate Balance of $14,000,000 and having a fair value equal to approximately 5.73% of the aggregate fair value, as of the Closing Date, of all of the Loan-Specific Certificates as of the Closing Date, determined in accordance with Generally Accepted Accounting Principles (“GAAP”).

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
Exhibit 1	Underwriting Agreement
Exhibit 4.1	Pooling and Servicing Agreement
Exhibit 4.2	Benchmark 2022-B35 PSA
Exhibit 4.3	Benchmark 2022-B32 PSA
Exhibit 4.4	BMO 2022-C1 PSA
Exhibit 4.5	BBCMS 2022-C15 PSA
Exhibit 4.6	[Reserved]
Exhibit 4.7	Yorkshire & Lexington Towers Co-Lender Agreement
Exhibit 4.8	79 Fifth Avenue Co-Lender Agreement
Exhibit 4.9	2550 M Street Co-Lender Agreement
Exhibit 4.10	Bell Works Co-Lender Agreement
Exhibit 4.11	One Wilshire Co-Lender Agreement
Exhibit 4.12	ExchangeRight Net Leased Portfolio #55 Co-Lender Agreement
Exhibit 4.13	Stockton Self-Storage Co-Lender Agreement
Exhibit 4.14	360 Rosemary Co-Lender Agreement
Exhibit 4.15	111 River Street Co-Lender Agreement
Exhibit 4.16	2 Riverfront Plaza Co-Lender Agreement
Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated June 21, 2022
Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated June 21, 2022 (included as part of Exhibit 5)
Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated June 21, 2022 (included as part of Exhibit 5)
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated June 6, 2022, which such certification is dated June 6, 2022
Exhibit 99.1	CREFI Mortgage Loan Purchase Agreement
Exhibit 99.2	GSMC Mortgage Loan Purchase Agreement
Exhibit 99.3	SMC Mortgage Loan Purchase Agreement

Exhibit 99.4	BMO Mortgage Loan Purchase Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 21, 2022	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Richard Simpson
		Name:	Richard Simpson
		Title:	President

CGCMT 2022-GC48 – Form 8-K (Closing)